Exhibit 10.6

The Amended and Restated Shareholder Voting Rights Proxy Agreement Concerning LinkDoc Technology (Beijing) Co., Ltd. between Zhang Tianze, Li Liping, Luo Ligang, Tang Peng, LinkDoc Technology (Beijing) Co., Ltd.,

LinkDoc Technology Limited and LinkDoc Information Technology (Beijing) Co., Ltd.

April 2, 2021

The Amended and Restated Shareholder Voting Rights Proxy Agreement

This Amended and Restated Shareholder Voting Rights Proxy Agreement (the “Agreement”) was signed by the following parties on April 2, 2021 in Beijing, the People’s Republic of China (“China”):

(1)	LinkDoc Information Technology (Beijing) Co., Ltd. (the “Entrusted Company”)

Legal Representative: Zhang Tianze

Registered Address: Area D, 11/F, Block A, No.8 Haidian Street, Haidian District, Beijing

LinkDoc Technology Limited (the “Cayman Company”)

Registered Address: The Office of Sertus Incorporations (Cayman) Limited, Sertus Chambers, P.O. Box 2547, Cassia Court, Camana Bay, Grand Cayman, Cayman Islands

(2)	LinkDoc Technology (Beijing) Co., Ltd. (the “Company”)

Legal Representative: Zhang Tianze

Registered Address: Area B, 11/F, Block A, No.#8 Haidian Street, Haidian District, Beijing

(3)	Zhang Tianze

Address: **

ID Card No.: **

Li Liping

Address: **

ID Card No.: **

Luo Ligang

Address: **

ID Card No.: **

Tang Peng

Address: **

ID Card No.: **

(The above natural persons are individually and collectively called the “Shareholders”: for the purpose of the Agreement, they are individually called the “Party”, collectively the “Parties”, together with the Entrusted Company and the Company.)

Whereas:

1.

The Shareholders are the registered shareholders of the Company, holding in aggregate all the equity of the Company according to law. Their capital contribution and shareholding ratio in the registered capital of the Company as of the signing date of the Agreement are as shown in Attachment I.

2.

The Shareholders are intended to entrust the Entrusted Company with the consent of the Cayman Company or the person designated by the Entrusted Company with the consent of the Cayman Company (collectively the “Entrusted Person” together with the Entrusted Company) to exercise its Entrusted Rights in the Company as a shareholder of the Company (see the definition below), and the Entrusted Company is intended to designate the Entrusted Person to accept the entrustment in question.

The Parties hereby, through friendly consultation, reach the following agreement:

Article 1 Entrusted Rights

1.1

The Shareholders hereby irrevocably commit that they shall sign the power of attorney with the same contents and formats as the power of attorney in Attachment 2 on the date of signature of the Agreement to authorize the Entrusted Person with the consent of the Cayman Company to exercise all their rights as the shareholders of the Company according to laws or the then valid articles of the Company (collectively “Entrusted Rights”), including but not limited to:

(1)	To be present at the shareholder meeting of the Company as a proxy of each Shareholder;

(2)

To exercise, on behalf of each Shareholder, the voting rights for all such matters as require discussions and solutions in the shareholder meeting (including but not limited to nominating, designating and electing the senior management of the Company such as directors and the general manager);

(3)	To propose convening shareholder meetings or extraordinary general meetings;

(4)	The rights of all other shareholders under laws or the then valid articles of the Company (including any of the shareholder voting rights as stipulated in the revised articles); and

(5)	To sign on behalf of each Shareholder the transfer contract as agreed in the Amended and Restated Exclusive Option Agreement on the date of signature of the Agreement.

1.2

The authorization and entrustment in question is conditional on the Company and the Cayman Company’s consent of the authorization and entrustment. With the consent of the Cayman Company, when and only when the Entrusted Company issues a written notice for replacing the Entrusted Person to the Shareholders, the Shareholders shall promptly designate the other Entrusted Person then designed by the Entrusted Company and sign the power of attorney to authorize a newly designated Entrusted Person to exercise the Entrusted Rights in question. The former power of attorney shall be replaced upon the issuance of the new power of attorney. In addition, the Shareholders shall not revoke the entrustment and authorization made to the Entrusted Person.

1.3

The Entrusted Company shall, within the authorized scope under the Agreement, prudently and diligently perform the entrustment obligations according to law. The Shareholders shall recognize and bear the relevant liabilities for any legal consequence resulting from the Entrusted Person’s exercise of the Entrusted Rights in question.

1.4

Each Shareholder confirms that the Entrusted Person is completely independent without the prior consent of each Shareholder when exercising the Entrusted Rights in question unless specified by the laws of China. But, the Entrusted Person shall, after each resolution or the proposal for convening extraordinary general meetings is made, promptly inform each Shareholder of the resolution or the proposal in question.

1.5

The Shareholders confirm that all actions made by the Entrusted Person on behalf of the Shareholders shall be deemed as the Shareholders’, and all the documents signed by the Entrusted Person shall be deemed as the signature by the Shareholders and the reflection of the Shareholders’ true intentions.

1.6	During the validity period of the Agreement, each Shareholder shall irrecoverably waive to exercise his/her Entrusted Rights and cease to exercise the rights on his/her own.

Article 2 Right to Know

In order to exercise the Entrusted Rights under the Agreement, the Entrusted Company and/or the Entrusted Person shall have the right to know about the information of the Company’s operation, business, customers, financial conditions and staff and look up the information related to the Company, and the Company shall cooperate with the efforts above.

Article 3 Exercise of Entrusted Rights

3.1

The Shareholders will provide full assistance for the Entrusted Person’s exercise of the Entrusted Right, including signing the shareholder meeting resolution or other relevant legal documents for the Entrusted Person when necessary (e.g. to meet the requirements for documents required for the approval, registration and recording by the governmental authorities). The Shareholders irrevocably agree that each of them shall, within three (3) days after the receipt of a written notice, take action required by the notice to meet the Entrusted Person’s requirements of the exercise of the Entrusted Rights when the Entrusted Person makes the written request related to the exercise hereof.

3.2

If at any time of the term of the Agreement, the authorization or exercise of the Entrusted Rights under the Agreement is impossible for any reason (except for the breach of contract by each Shareholder or the Company), the Parties shall promptly seek an alternative plan that is the closest to the requirements that cannot be achieved and sign when necessary a supplementary agreement to revise or adjust the terms of the Agreement so as to continue realizing the purposes hereof.

Article 4 Disclaimer and Compensation

4.1

The Parties confirm that the Entrusted Company and the Cayman Company shall not be asked to bear any responsibilities for or compensate economically or otherwise any other parties for their designating or agreeing on the Entrusted Person’s exercise of the Entrusted Rights under the Agreement.

4.2

The Company and the Shareholders agree to compensate the Entrusted Company and the Cayman Company for all the losses or possible losses for designating or agreeing on the exercise of the Entrusted Rights by the Entrusted Person and prevent them from damages, including but not limited to any loss resulting from any lawsuits, claims, arbitrations or administrative investigation by governmental authorities or penalties against them filed by any third party; provided that if the loss is caused by the Entrusted Company’s intentional action or inaction, such loss shall not be included in the compensation.

Article 5 Statement and Guarantee

5.1	Each of the Shareholders states and guarantees as follows:

5.1.1	It is a Chinese citizen with full capacity for conduct. It has full and independent legal status and capacity to act as a subject of litigation independently.

5.1.2

It has full power and authority to enter into and deliver the Agreement and all other documents to be executed in connection with the transactions described herein. It has full power and authority to complete the transactions described herein.

5.1.3	The Agreement is legally and duly signed and delivered by it. The Agreement constitutes a legal and binding obligation to it and is enforceable in accordance with the terms of the Agreement.

5.1.4

It is the legally registered shareholder of the Company when the Agreement takes into effect. Except for rights specified in the Amended and Restated Equity Pledge Agreement signed by and between it and the Entrusted Company, and the Amended and Restated Exclusive Option Agreement signed by and between it and the Company, the Entrusted Company and the Cayman Company, the Entrusted Rights contain no right of any other third parties. Under the Agreement, the Entrusted Person may, pursuant to the then valid articles of the Company, fully exercise the Entrusted Rights.

5.1.5

It signs, delivers and performs the Agreement and completes the transactions hereunder. It is not in violation of the provisions of the laws of China, or any binding agreements, contracts or other arrangements it has reached with any third party.

5.1.6

On the date of signature of the Agreement, within the territory of China, there are no ongoing or possible lawsuits, arbitrations or administrative investigation procedures against each Shareholder/the Company, or its assets or qualifications that are related to the Agreement or will impose materially adverse impacts on the Agreement.

5.2	The Entrusted Company and the Cayman Company state and guarantee as follows:

5.2.1

It is a limited liability company duly registered and legally existing under the laws of China or a company duly registered and legally existing under the laws of Cayman and has an independent legal status. It has full and independent legal status and capacity to enter into, deliver and perform the Agreement and can act as a subject of litigation independently.

5.2.2

It has full power and authority to enter into and deliver the Agreement and all other internal documents to be executed in connection with the transactions described herein. It has full power and authority to complete the transactions described herein.

5.3	The Company states and guarantees as follows:

5.3.1

It is a limited liability company duly registered and legally existing under the laws of China and has an independent legal status. It has full and independent legal status and capacity to enter into, deliver and perform the Agreement and can act as a subject of litigation independently.

5.3.2

It has full power and authority to enter into and deliver the Agreement and all other internal documents to be executed in connection with the transactions described herein. It has full power and authority to complete the transactions described herein.

5.3.3

Each of the Shareholders is the Company’s legal registered shareholder when the Agreement takes effect. Under the Agreement, the Entrusted Person may, pursuant to the then valid articles of the Company, fully exercise the Entrusted Rights.

5.3.4

It signs, delivers and performs the Agreement and completes the transactions hereunder. It is not in violation of the provisions of the laws of China or the Articles of the Company, or any binding agreements, contracts or other arrangements it has reached with any third party.

Article 6 Term of the Agreement

6.1

The Agreement shall take effect as of the date of signature by the Parties and shall remain valid unless the Entrusted Company or the Cayman Company terminates the Agreement early, or, according to the provision of Article 9.1 hereof, terminates the Agreement early.

6.2

Where any of the Shareholders, with the prior consent of the Entrusted Company, transfers all its equity in the Company (the “Transferrer”), the Transferrer shall cease to be a party hereto, provided that if such a third party as is transferred the equity shall make and enter into an agreement identical to the Agreement and entrust all its inherited rights from the Transferrer to the Entrusted Person to exercise, and the rights and commitments of other Shareholders, except for the Transferrer, under the Agreement shall not be affected, or the Transferrer shall not transfer its equity to any third party and the Agreement shall remain valid to the Transferrer.

Article 7 Notices

7.1	Any notice, request, demand and other communication required by or made pursuant to the Agreement shall be given in writing to the parties concerned.

7.2

Such notices or other communications shall be deemed to have been served when sent if sent by facsimile or telex. In the case of personal delivery, it shall be deemed to have been served upon delivery. If sent by post, it shall be deemed to have been served five (5) days after posting.

Article 8 Confidentiality Obligations

8.1

Whether the Agreement has been terminated or not, the Parties shall keep strictly confidential the trade secrets, proprietary information, customer information and all other information of confidential nature (collectively the “Confidential Information”) of the other parties that it has learned during the execution and performance of the Agreement. Except with the prior written consent of the Parties of the Confidential Information or disclosed to a third party as required by the relevant laws, regulations or listing rules (including but not limited to the requirements of the relevant exchanges) the receiving party shall not disclose any confidential information to any other third party and shall not use directly or indirectly any confidential information except for the purpose of performance of the Agreement.

8.2	The following information is not confidential information:

(A)	Any information which has documentary evidence to prove that the receiving party has previously become lawfully aware of it;

(B)	The information that has entered the public domain or otherwise become known to the public through no fault of the receiving party; or

(C)	The information lawfully obtained by the receiving party from other means after receiving the relevant information.

8.3

The receiving party may disclose the Confidential Information to its relevant employees, agents or the professionals employed by the receiving party, provided that the receiving party shall ensure that the aforesaid persons comply with the relevant terms and conditions of the Agreement and shall assume any liability arising from the breach of the aforesaid persons. Notwithstanding any other provision of the Agreement, the validity of this Article shall not be affected by the suspension or termination of the Agreement.

Article 9 Liabilities for Breach

9.1

The Parties agree and confirm that any breach by the Company and/or the Shareholders (the “Breaching Party”) of any of its covenants or its failure to or delay performing any of its obligations hereunder shall constitute a breach under the Agreement (the “Breach”), and the Entrusted Company and the Cayman Company shall have the right to require the Breaching Party to make corrections or take remedial measures within a reasonable period of time. If the Breaching Party fails to make corrections or take remedial measures that satisfy the Entrusted Company within a reasonable period of time or within 10 days after the Entrusted Company notifies the breaching party in writing and requests for correction, the Entrusted Company or the Cayman Company shall have the right at its sole discretion to (1) terminate the Agreement and require the breaching party to compensate for all the damages, or (2) require the enforcement of the obligations of the breaching party under the Agreement and require the breaching party to compensate for all the damages.

9.2	The Parties agree and confirm, unless otherwise specified by laws or the Agreement, each Shareholder or the Company shall, in no circumstances, require the termination of the Agreement for any reason.

9.3	Each Shareholder shall be jointly liable for any obligation of the other Shareholders under the Agreement.

9.4	Notwithstanding any other provision of the Agreement, the validity of this Article shall not be affected by the suspension or termination of the Agreement.

Article 10 Miscellaneous Matters

10.1	The Agreement shall be made in Chinese. The originals shall be in septuple, with each party holding one (1) duplicate.

10.2	The conclusion, effectiveness, performance, modification, interpretation and termination of the Agreement shall be governed by the laws of China.

10.3

Any dispute arising under or in connection with the Agreement shall be settled by the Parties through negotiation. If the Parties fail to reach a consensus within 30 days after the occurrence of the dispute, the dispute shall be submitted to the China International Economic and Trade Arbitration Commission for arbitration in Beijing in accordance with the arbitration rules of the Commission in force. The arbitration award shall be final and binding on the Parties. Except for the issue in dispute, other clauses of the Agreement shall remain performed. During the dispute resolution period, except for the issue in dispute, the Parties shall continue exercising their rights and perform their obligations under the Agreement.

10.4

No rights, powers or remedies conferred on each party by any provision of the Agreement shall preclude any other rights, powers or remedies that such party may have under law and other provisions of the Agreement; neither the exercise of any of its rights, powers and remedies shall preclude the exercise of any other rights, powers and remedies to which it may be entitled.

10.5

No failure or delay by a party to exercise any of its rights, powers and remedies under the Agreement or law (“Rights of Such Party”) will result in a waiver of such rights. The waiver of any single or partial right of such Party shall not preclude any other exercise of such rights or the exercise of any other Rights of Such Party.

10.6	The headings of each section of the Agreement are for reference only and in no event shall such headings be used for or affect the interpretation of the provisions of the Agreement.

10.7

Each clause of the Agreement is severable and independent of each other. If at any time any one or more of the clauses of the Agreement becomes invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining clauses of the Agreement shall not be affected.

10.8

The Agreement constitutes the entire and exclusive agreement between the Parties with respect to the subject matter hereof and supersedes any other legal document or any agreement, contract, understanding and communication, whether written or oral, previously entered into between the Parties concerning the same subject matter once executed, including but not limited to the Shareholder Voting Rights Proxy Agreement signed by the Shareholders, the Entrusted Company and the Company on February 27, 2015. Any amendment or supplement to the Agreement shall be made in written form and shall not be effective until duly signed by the Parties hereto.

10.9

The Shareholders and the Company shall not transfer any of their rights and/or obligations under the Agreement to any third parties without the express written consent of the Entrusted Person. Without the consent of the Shareholders or the Company, the Entrusted Company may, upon informing the Shareholders and the Company of the transfer in question, transfer its rights and/or obligation hereunder to any third party. The Agreement shall be valid for each successor and assignee of the Entrusted Company. If the Entrusted Company transfers its rights and obligations under the Agreement at any time, the assignee shall enjoy and undertake the rights and obligations hereunder, and the Shareholders and the Company shall, according to the requirements of the Entrusted Company, make and enter into such a new shareholder Voting Rights Proxy Agreement as is identical to the Agreement with the assignee.

10.10	Subject to the provision of Article 10.9, the Agreement shall be binding upon the legal successors and permitted assignees of the parties hereto.

(No text below on this page)

[1 of 2 signature pages]

IN WITNESS WHEREOF, the Amended and Restated Shareholder Voting Rights Proxy Agreement is executed by and between the following parties on the date and at the place first set forth above:

Zhang Tianze

Signatory:	/s/ Zhang Tianze

Li Liping

Signatory:	/s/ Li Liping

Luo Ligang

Signatory:	/s/ Luo Ligang

Tang Peng

Signatory:	/s/ Tang Peng

[2 of 2 signature pages]

IN WITNESS WHEREOF, the Amended and Restated Shareholder Voting Rights Proxy Agreement is executed by and between the following parties on the date and at the place first set forth above:

LinkDoc Information Technology (Beijing) Co., Ltd. (Seal)

Signatory:	/s/ Zhang Tianze

Name:	Zhang Tianze
Title:	Legal representative

For and on behalf of LinkDoc Technology Limited

Authorized Signature(s)

LinkDoc Technology Limited

Signature of Authorized Representative:

LinkDoc Technology (Beijing) Co., Ltd. (Seal)

Signatory:	/s/ Zhang Tianze

Name:	Zhang Tianze
Title:	Legal representative

Attachment I

Company Profile

Company name:	LinkDoc Technology (Beijing) Co., Ltd.

Registered address:	Area B, 11/F, Block A, No. 8 Haidian Street, Haidian District, Beijing

Registered capital:	RMB20 million

Legal representative:	Zhang Tianze

Shareholding structure:	As shown in the following table:

Shareholder	Contribution Amount (RMB0’000)	Shareholding Proportion (%)
Zhang Tianze	1,490	74.5%
Li Liping	248	12.4%
Luo Ligang	200	10%
Tang Peng	62	3.1%
Total	2,000	100%

Attachment II: Power of Attorney

(Attached below)

Power of Attorney

April 2, 2021

I, Zhang Tianze, ID card No.: **, held 74.5% equity in LinkDoc Technology (Beijing) Co., Ltd. (the “Company”) on the date of signature of the Power of Attorney. For my current and future equity in the Company (“My Equity”), I irrevocably entrust LinkDoc Information Technology (Beijing) Co., Ltd. (the “Entrusted Company”) with the consent of the Cayman Company, or its separately designed persons with the consent of the Cayman Company, to fully exercise my following rights on behalf of me:

(1)	To be present at the shareholder meeting of the Company as my sole proxy;

(2)

To exercise, on behalf of me, the voting rights for all such matters as require discussions and solutions in the shareholder meeting (including but not limited to nominating, designating and electing the senior management of the Company such as directors and the general manager);

(3)	To propose convening shareholder meetings or extraordinary general meetings;

(4)	All other rights of mine under laws or the then valid articles of the Company as a Shareholder (including any of the shareholder voting rights as stipulated in the revised articles); and

(5)	To sign, on behalf of me, the transfer contract as agreed in the Exclusive Option Agreement on the date of signature of the Power of Attorney.

The Power of Attorney, as the attachment to the Amended and Restated Shareholder Voting Rights Proxy Agreement, shall take effect simultaneously with the Agreement and shall not be revoked. If there are no special stipulations, the terms as quoted in the Power of Attorney shall be identical to the definitions in the Amended and Restated Shareholder Voting Rights Proxy Agreement.

(No text below)

[There is no text on this page, which is the signature page of the Power of Attorney of Zhang Tianze]

Shareholder:	/s/ Zhang Tianze
Name:	Zhang Tianze

Accept:
LinkDoc Information Technology (Beijing) Co., Ltd.

Signature:	/s/ Zhang Tianze
Name:	Zhang Tianze
Title:	Legal representative

Power of Attorney

April 2, 2021

I, Li Liping, ID card No.: **, held 12.4% equity in LinkDoc Technology (Beijing) Co., Ltd. (the “Company”) on the date of signature of the Power of Attorney. For my current and future equity in the Company (“My Equity”), I irrevocably entrust LinkDoc Information Technology (Beijing) Co., Ltd. (the “Entrusted Company”) with the consent of the Cayman Company, or its separately designed persons with the consent of the Cayman Company, to fully exercise my following rights on behalf of me:

(1)	To be present at the shareholder meeting of the Company as my sole proxy;

(2)

To exercise, on behalf of me, the voting rights for all such matters as require discussions and resolutions in the shareholder meeting (including but not limited to nominating, designating and electing the senior management of the Company such as directors and the general manager);

(3)	To propose convening shareholder meetings or extraordinary general meetings;

(4)	All other rights of mine under laws or the then valid articles of the Company as a Shareholder (including any of the shareholder voting rights as stipulated in the revised articles); and

(5)	To sign, on behalf of me, the transfer contract as agreed in the Exclusive Option Agreement on the date of signature of the Power of Attorney.

The Power of Attorney, as the attachment to the Amended and Restated Shareholder Voting Rights Proxy Agreement, shall take effect simultaneously with the Agreement and shall not be revoked. If there are no special stipulations, the terms as quoted in the Power of Attorney shall be identical to the definitions in the Amended and Restated Shareholder Voting Rights Proxy Agreement.

(No text below)

[There is no text on this page, which is the signature page of the Power of Attorney of Li Liping]

Shareholder:	/s/ Li Liping
Name:	Li Liping

Accept:
LinkDoc Information Technology (Beijing) Co., Ltd.

Signature:	/s/ Zhang Tianze
Name:	Zhang Tianze
Title:	Legal representative

Power of Attorney

April 2, 2021

I, Luo Ligang, ID card No.: **, held 10% equity in LinkDoc Technology (Beijing) Co., Ltd. (the “Company”) on the date of signature of the Power of Attorney. For my current and future equity in the Company (“My Equity”), I irrevocably entrust LinkDoc Information Technology (Beijing) Co., Ltd. (the “Entrusted Company”) with the consent of the Cayman Company, or its separately designed persons with the consent of the Cayman Company, to fully exercise my following rights on behalf of me:

(1)	To be present at the shareholder meeting of the Company as my sole proxy;

(2)

To exercise, on behalf of me, the voting rights for all such matters as require discussions and solutions in the shareholder meeting (including but not limited to nominating, designating and electing the senior management of the Company such as directors and the general manager);

(3)	To propose convening shareholder meetings or extraordinary general meetings;

(4)	All other rights of mine under laws or the then valid articles of the Company as a Shareholder (including any of the shareholder voting rights as stipulated in the revised articles); and

(5)	To sign, on behalf of me, the transfer contract as agreed in the Exclusive Option Agreement on the date of signature of the Power of Attorney.

The Power of Attorney, as the attachment to the Amended and Restated Shareholder Voting Rights Proxy Agreement, shall take effect simultaneously with the Agreement and shall not be revoked. If there are no special stipulations, the terms as quoted in the Power of Attorney shall be identical to the definitions in the Amended and Restated Exclusive Option Agreement.

(No text below)

[There is no text on this page, which is the signature page of the Power of Attorney of Luo Ligang]

Shareholder:	/s/ Luo Ligang
Luo Ligang

Accept:
LinkDoc Information Technology (Beijing) Co., Ltd.

Signature:	/s/ Zhang Tianze
Name:	Zhang Tianze
Title:	Legal representative

Power of Attorney

April 2, 2021

I, Tang Peng, ID card No.: **, held 3.1% equity in LinkDoc Technology (Beijing) Co., Ltd. (the “Company”) on the date of signature of the Power of Attorney. For my current and future equity in the Company (“My Equity”), I irrevocably entrust LinkDoc Information Technology (Beijing) Co., Ltd. (the “Entrusted Company”) with the consent of the Cayman Company, or its separately designed persons with the consent of the Cayman Company, to fully exercise my following rights on behalf of me:

(1)	To be present at the shareholder meeting of the Company as my sole proxy;

(2)

To exercise, on behalf of me, the voting rights for all such matters as require discussions and solutions in the shareholder meeting (including but not limited to nominating, designating and electing the senior management of the Company such as directors and the general manager);

(3)	To propose convening shareholder meetings or extraordinary general meetings;

(4)	All other rights of mine under laws or the then valid articles of the Company as a Shareholder (including any of the shareholder voting rights as stipulated in the revised articles); and

(5)	To sign, on behalf of me, the transfer contract as agreed in the Exclusive Option Agreement on the date of signature of the Power of Attorney.

The Power of Attorney, as the attachment to the Amended and Restated Shareholder Voting Rights Proxy Agreement, shall take effect simultaneously with the Agreement and shall not be revoked. If there are no special stipulations, the terms as quoted in the Power of Attorney shall be identical to the definitions in the Amended and Restated Shareholder Voting Rights Proxy Agreement.

(No text below)

[There is no text on this page, which is the signature page of the Power of Attorney of Tang Peng]

Shareholder:	/s/ Tang Peng
Name:	Tang Peng

Accept:
LinkDoc Information Technology (Beijing) Co., Ltd.

Signature:	/s/ Zhang Tianze
Name:	Zhang Tianze
Title:	Legal representative